UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

DIGITAL LIGHTWAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

15550 Lightwave Drive
Clearwater, Florida 33760
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Optel Capital, LLC Note

On May 19, 2004, Digital Lightwave, Inc. (the “Company”) borrowed $900,000 from Optel Capital, LLC pursuant to a secured promissory note. Optel Capital, LLC and Optel, LLC (together “Optel”) are entities controlled by the Company’s majority stockholder and current chairman of the board of directors, Dr. Bryan Zwan. The Optel Capital, LLC note (a) bears interest at an annual rate equal to 10% per annum, (b) is secured by a first priority interest in substantially all of the assets of the Company pursuant to a Sixteenth Amended and Restated Security Agreement, dated as of May 19, 2004 (the “Security Agreement”), (c) may be prepaid at any time and (d) matures on July 31, 2004, unless certain specified events occur accelerating the maturity. The Company used the proceeds from the Optel Capital, LLC note primarily for payments associated with a majority of the Company’s trade creditors. The Company’s total indebtedness to Optel is now approximately $18.4 million exclusive of accrued interest.

Copies of the Optel Capital, LLC note and the Security Agreement are attached hereto as exhibits and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by references to the Optel Capital, LLC note and the Security Agreement.

Optel Capital, LLC Financing and Debt Restructuring Term Sheet

On May 21, 2004, the board of directors of the Company approved and ratified a term sheet (the “Term Sheet”) with Optel Capital, LLC to provide financing and to restructure its outstanding debt with Optel. The Term Sheet is non-binding and for discussion purposes only and is subject to the execution and delivery of definitive documents.

On May 25, 2004, the Company issued a press release announcing the Term Sheet.

The press release and the Term Sheet are attached to this Current Report on Form 8-K as exhibits and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such documents.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

Not applicable.

(b)   Pro Forma Financial Information.

Not applicable.

(c)     Exhibits.

10.1	Secured Promissory Note, dated as of May 19, 2004, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.2	Sixteenth Amended and Restated Security Agreement, dated as of May 19, 2004, between Digital Lightwave, Inc., Optel Capital, LLC and Optel, LLC.

10.3	Non-Binding Term Sheet between Digital Lightwave, Inc. and Optel Capital, LLC.

99.1	Press Release dated May 25, 2004 announcing a Financing and Debt Restructuring between Digital Lightwave, Inc. and Optel Capital, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: May 25, 2004	By: /s/ James Green

James Green

Chief Executive Officer
and President

Exhibit Index
Exhibit No.	Description

10.1	Secured Promissory Note, dated as of May 19, 2004, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.2	Sixteenth Amended and Restated Security Agreement, dated as of May 19, 2004, between Digital Lightwave, Inc., Optel Capital, LLC and Optel, LLC.

10.3	Non-Binding Term Sheet between Digital Lightwave, Inc. and Optel Capital, LLC.

99.1	Press Release dated May 25, 2004 announcing a Financing and Debt Restructuring between Digital Lightwave, Inc. and Optel Capital, LLC.